SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 13, 2002 (May 13, 2002)


                          Rare Medium Group, Inc.
                          -----------------------
             (Exact Name of Registrant as Specified in Charter)

     Delaware                000-13865                     23-2368845
------------------     ----------------------     ------------------------------
 (State or Other       (Commission File No.)      (IRS Employer Identification
 Jurisdiction of                                            No.)
  Incorporation)


          44 West 18th Street, 6th Floor, New York, New York 10011
         ---------------------------------------------------------
        (Address of Principal Executive Offices, including Zip Code)


                               (646) 638-9700
                               --------------
            (Registrant's telephone number, including area code)


ITEM 5.  Other Events.

On May 13, 2002, the Company issued the press release filed herewith as
Exhibit 99.1, which is incorporated herein by reference.



ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


(c)  Exhibits

Number      Description

99.1        Press release issued by Rare Medium Group, Inc. on May 13, 2002.




                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                     RARE MEDIUM GROUP, INC.
                                     (Registrant)

         DATE:  May 13, 2002              By:  /s/    Robert C. Lewis
                                              ------------------------------
                                     Name:  Robert C. Lewis
                                     Title: Senior Vice President,
                                            General Counsel and Secretary